Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of Data Storage Consulting Services, Inc. (the Company") on Form 10-KSB for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Ross Bernstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: March 31, 2008	By:	/s/ Ross Bernstein
Ross Bernstein
Chief Executive Officer